SWARTZ PRIVATE EQUITY, LLC





                                  MEMORANDUM



To:       Ted Freedman, Esq.
Fax:      (303) 893-2882
Company:  Krys Boyle Freedman & Sawyer, P.C.
From:     Brad Hathorn
Date:     September 13, 1999
Re:       Ecom Registration, Filing Extension
Pages (Inc. Cover):  1


As discussed, Swartz Private Equity, LLC hereby extends the filing deadline for the Registration Statement until Friday, September 17, 1999.




/s/ Brad Hathorn
------------------------
Brad Hathorn, Esq.



cc:  David Panaia (561) 841-7422













  1080 Holcomb Bridge Road, 200 Roswell Summit, Ste. 185, Roswell, GA  30076
              Telephone: (770) 640-8130; FAX (770) 640-7150